Contact:	Mark Thomson, CFO
(757) 766-4224

FOR IMMEDIATE RELEASE

Measurement Specialties Announces First Quarter Fiscal Year 2010 Results
Cash Flow from Operations of $7.2 million

Hampton, VA, August 5, 2009 – Measurement Specialties, Inc. (NASDAQ: MEAS), a global designer and manufacturer of sensors and sensor-based systems, announces results for the first quarter of fiscal year 2010.

The Company reported a decrease in consolidated net sales of $14.3 million or 24% to $44.7 million for the three months ended June 30, 2009, as compared to the corresponding period last year.  The overall decrease in sales is largely attributable to the global economic recession, led by sharp reductions in sales to passenger and non-passenger vehicle customers in the US, Europe and Asia.  For the three months ended June 30, 2009, the Company reported a net loss of $1.5 million, or $0.10  per diluted share, as compared to net income of $3.9 million or $0.27 per diluted share for the same period last year.  The decrease in net income primarily reflects the impact of the global recession on sales and profits, as well as higher costs associated with recent acquisitions.

Frank Guidone, Company CEO commented, “Despite one of the worst recessions in history and the resulting decline in our net sales, we maintained positive adjusted EBITDA of $3.1 million and positive free cash flows of $6.3 million for the quarter ended June 30, 2009.  Sales for the quarter were up relative to the prior quarter by almost $2 million or 4.6%, of which $0.8 million related to Atexis and FGP, supporting our belief that the prior quarter represented the low water mark in terms of sales.  The increase in June bookings to $16.7 million, the highest level since August 2008, is an encouraging sign, although the improvement (in bookings) was not sustained in July. Increased bookings (and associated increase in backlog) is a critical leading indicator, and if sustained, should translate to improved sales in future periods.”

Guidone continued “Economic conditions, however, continue to be challenging.  Accordingly, cost containment, managing the balance sheet and increased focus on free cash flow remain our primary objectives.  We believe we are properly balancing the need to manage costs in the face of the sales decline, against the investment in new development efforts required to drive growth in sales and profitability, which we ultimately expect will translate into enhanced shareholder value.”

Bookings are orders the Company has accepted from customers and are supported by purchase orders.  Adjusted EBITDA is a non-GAAP financial measure.  Please refer to the notes and reconciliation regarding Non-GAAP financial measures contained in this release.

On August 5, 2009, the Company filed its Form 10-Q for the quarter ended June 30, 2009.  Please refer to the Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Form 10-Q filed for a more complete discussion of sales, margin and expenses.

Measurement Specialties Inc.     •     1000 Lucas Way     •     Hampton, VA  23666     •     www.meas-spec.com

The Company will host an investor conference call on Thursday, August 6, 2009 at 11:00 AM Eastern to answer questions regarding the results for the three months ended June 30, 2009  reported in our Form 10-Q.  US dialers: (877) 407-8031; International dialers (201) 689-8031.  Interested parties may also listen via the Internet at: www.investorcalendar.com.  The call will be available for replay for 30 days by dialing (877) 660-6853 (US dialers); (201) 612-7415 (International dialers), and entering the replay pass code #286 and conference ID# 329004, and on Investorcalendar.com.

About Measurement Specialties:  Measurement Specialties, Inc. (MEAS) designs and manufactures sensors and sensor-based systems to measure precise ranges of physical characteristics such as pressure, temperature, position, force, vibration, humidity and photo optics.  MEAS uses multiple advanced technologies – piezo-resistive silicon sensors, application-specific integrated circuits, micro-electromechanical systems (“MEMS”), piezoelectric polymers, foil strain gauges, force balance systems, fluid capacitive devices, linear and rotational variable differential transformers, electromagnetic displacement sensors, hygroscopic capacitive sensors, ultrasonic sensors, optical sensors, negative thermal coefficient (“NTC”) ceramic sensors and mechanical resonators – to engineer sensors that operate precisely and cost effectively.

This release includes forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended.  Forward looking statements may be identified by such words or phrases  as “should”, "intends", “ is subject to”, "expects", "will", "continue", "anticipate", "estimated", "projected", "may", "we believe", "future prospects", or similar expressions.  These forward-looking statements involve a number of risks and uncertainties. Factors that might cause actual results to differ include, but are not limited to, conditions in the general economy, including risks associated with the current financial crisis and worldwide economic conditions and reduced demand for products that incorporate our products; conditions in the credit markets, including our ability to raise additional funds or refinance our existing credit facility; competitive factors, such as price pressures and the potential emergence of rival technologies; interruptions of suppliers’ operations or the refusal of our suppliers to provide us with component materials, particularly in light of the current economic conditions and potential for suppliers to fail; timely development, market acceptance and warranty performance of new products; changes in product mix, costs and yields and fluctuations in foreign currency exchange rates; uncertainties related to doing business in Europe and China; fluctuations in foreign currency exchange and interest rates; legislative initiatives, including tax legislation and other changes in the Company’s tax position; legal proceedings; compliance with debt covenants, including events beyond our control; and adverse developments in the automotive industry and other markets served by us; and other risks disclosed from time to time in the Company’s SEC reports.  The Company from time-to-time considers acquiring or disposing of business or product lines. Forward-looking statements do not include the impact of acquisitions or dispositions of assets, which could affect results in the near term.  Actual results may differ materially.  The Company assumes no obligation to update the information in this release.

Company Contact:  Mark Thomson, CFO, (757) 766-4224

Measurement Specialties Inc.     •     1000 Lucas Way     •     Hampton, VA  23666     •     www.meas-spec.com

MEASUREMENT SPECIALTIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Quarter ended June 30,
(Amounts in thousands, except per share amounts)	2009	2008
Net sales	$44,741	$58,998
Cost of goods sold	28,490	33,757
Gross profit	16,251	25,241
Selling, general, and administrative expenses	17,332	19,587
Operating income (loss)	(1,081)	5,654
Interest expense, net	1,168	706
Foreign currency exchange gain	(536)	(63)
Other expense (income)	19	(421)
Income (loss) before income taxes	(1,732)	5,432
Provision (benefit) for income taxes	(367)	1,500
Net income (loss)	(1,365)	3,932
Less: Net income attributable to noncontrolling interest	112	77
Net income (loss) attributable to Measurement Specialties, Inc. ("MEAS")	$(1,477)	$3,855

Earnings per common share:
Net income (loss) - Basic	$(0.10)	$0.27
Net income (loss) - Diluted	$(0.10)	$0.27

Weighted average shares outstanding - Basic	14,486	14,448
Weighted average shares outstanding - Diluted	14,486	14,529

Measurement Specialties Inc.     •     1000 Lucas Way     •     Hampton, VA  23666     •     www.meas-spec.com

MEASUREMENT SPECIALTIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	June 30,	March 31,
(Amounts in thousands)	2009	2009

ASSETS

Current assets:
Cash and cash equivalents	$23,444	$23,483
Accounts receivable trade, net of allowance for
doubtful accounts of $885 and $898, respectively	26,231	28,830
Inventories, net	43,216	45,384
Deferred income taxes, net	2,080	2,067
Prepaid expenses and other current assets	3,493	3,968
Other receivables	789	458
Due from joint venture partner	1,669	1,824
Promissory note receivable	283	283
Income taxes receivable	799	-
Total current assets	102,004	106,297

Property, plant and equipment, net	46,446	46,875
Goodwill	99,849	99,176
Acquired intangible assets, net	27,620	27,478
Deferred income taxes, net	926	2,985
Other assets	1,744	1,319
Total assets	$278,589	$284,130

Measurement Specialties Inc.     •     1000 Lucas Way     •     Hampton, VA  23666     •     www.meas-spec.com

MEASUREMENT SPECIALTIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	June 30,	March 31,
(Amounts in thousands, except share amounts)	2009	2009

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Current portion of promissory notes payable	$2,303	$2,176
Current portion of long-term debt	2,329	2,356
Current portion of capital lease obligations	679	797
Accounts payable	12,051	15,381
Accrued expenses	4,375	3,041
Accrued compensation	6,343	5,656
Income taxes payable	-	1,838
Other current liabilities	3,933	3,394
Total current liabilities	32,013	34,639

Revolver	66,435	71,407
Promissory notes payable, net of current portion	4,606	4,352
Long-term debt, net of current portion	12,235	12,769
Capital lease obligations, net of current portion	214	250
Other liabilities	1,120	1,085
Total liabilities	116,623	124,502

Equity:
Measurement Specialties, Inc. ("MEAS") shareholders' equity:
Serial preferred stock; 221,756 shares authorized; none outstanding	-	-
Common stock, no par; 25,000,000 shares authorized; 14,485,937
and 14,483,622 shares issued and outstanding, respectively	-	-
Additional paid-in capital	82,550	81,948
Retained earnings	65,741	67,218
Accumulated other comprehensive income	11,162	8,110
Total MEAS shareholders' equity	159,453	157,276
Noncontrolling interest	2,513	2,352
Total equity	161,966	159,628
Total liabilities and shareholders' equity	$278,589	$284,130

Measurement Specialties Inc.     •     1000 Lucas Way     •     Hampton, VA  23666     •     www.meas-spec.com

MEASUREMENT SPECIALTIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(UNAUDITED)

	Quarter ended June 30,
(Amounts in thousands)	2009	2008

Cash flows from operating activities:
Net income (loss)	$(1,365)	$3,932
Adjustments to reconcile net income to net cash
provided by operating activities from continuing operations:
Depreciation and amortization	3,730	3,337
Loss on sale of assets	36	19
Non-cash equity based compensation (SFAS 123R)	600	798
Deferred income taxes	80	(67)
Net change in operating assets and liabilities:
Accounts receivable, trade	3,162	4,089
Inventories	3,166	(2,589)
Prepaid expenses, other current assets and other receivables	442	(104)
Other assets	195	220
Accounts payable	(4,195)	(901)
Accrued expenses, accrued compensation, other current and other liabilities	2,298	(239)
Income taxes payable and income taxes receivable	(908)	827
Net cash provided by operating activities from continuing operations	7,241	9,322
Cash flows from investing activities from continuing operations:
Purchases of property and equipment	(943)	(3,318)
Proceeds from sale of assets	55	4
Acquisition of business, net of cash acquired	(100)	-
Net cash used in investing activities from continuing operations	(988)	(3,314)
Cash flows from financing activities from continuing operations:
Repayments of long-term debt	(628)	(876)
Repayments of short-term debt, revolver, capital leases and notes payable	(5,187)	(223)
Payment of deferred financing costs	(832)	-
Proceeds from exercise of options and employee stock purchase plan	2	159
Net cash used in financing activities from continuing operations	(6,645)	(940)

Net cash provided by investing activities of discontinued operations	-	271
Net cash provided by discontinued operations	-	271

Net change in cash and cash equivalents	(392)	5,339
Effect of exchange rate changes on cash	353	(122)
Cash, beginning of year	23,483	21,565
Cash, end of period	$23,444	$26,782

Measurement Specialties Inc.     •     1000 Lucas Way     •     Hampton, VA  23666     •     www.meas-spec.com

Reconciliation of Non-GAAP Financial Measures (Unaudited):

	Quarter ended
	June 30,
	2009	2008

(In thousands, except percentages and per share amounts)

Net income (loss) attributable to Measurement Specialties, Inc.	$(1,477)	$3,855
Add Back:
Interest	1,168	706
Provision (benefit) for income taxes	(367)	1,500
Depreciation and Amortization	3,730	3,337
Foreign Currency Exchange Gain	(536)	(63)
Non-cash equity based compensation under SFAS 123R	600	798
Adjusted EBITDA	$3,118	$10,133
As % of Net Sales	7.0%	17.2%

Free Cash Flow
Net cash provided by operating activities from continuing operations	$7,241	$9,322
Purchases of property and equipment	(943)	(3,318)
Free Cash Flow	$6,298	$6,004

Regulation G, “Conditions for Use of Non-GAAP Financial Measures,” promulgated under the Securities and Exchange Act of 1934, as amended, defines and prescribes the conditions for use of certain non-GAAP financial information.  We believe that certain of our financial measures which meet the definition of non-GAAP financial measures are important supplemental information to investors.

The financial information accompanying this press release includes the Company’s earnings before interest, income taxes, depreciation, amortization, foreign currency transaction gains/losses and stock option expense, or “Adjusted EBITDA” and “Free Cash Flow.”  Adjusted EBITDA and Free Cash Flow are non-GAAP measures that are not in accordance with, or an alternative to, measures prepared in accordance with GAAP and may be different from Adjusted EBITDA and Free Cash Flow measures used by other companies.  Adjusted EBITDA is derived by adding interest, taxes, depreciation, amortization, foreign currency transaction gains/losses, and stock option expense to the Company’s net income from continuing operations.  Free Cash Flow is derived by taking net cash provided by operating activities from continuing operations and subtracting capital expenditures (purchases of property and equipment).  The Company believes that Adjusted EBITDA is important to investors because it provides a financial measure that is more representative of the Company’s cash flow (prior to taking into account the effects of changes in working capital and purchases of property and equipment), excluding non-cash expenses and items such as foreign currency transaction gains/losses, income taxes and interest, which vary greatly period to period.  The Company believes that this measure is important to investors because it more accurately represents the leverage effect of fixed expenses.  The Company believes Free Cash Flow is also important to investors as it provides useful information about the amount of cash generated by the business after the purchase of property, buildings and equipment, which can then be used to, among other things, invest in the Company’s business, make strategic acquisitions and strengthen the balance sheet, and because it is a significant measure used in determining the enterprise value of the Company.  A limitation on the use of Free Cash Flow as a measure of financial performance is that it does not represent the total increase or decrease in the Company’s cash balance for the period or the residual cash flows available for discretionary expenditures due to the fact that the measure does not deduct the payments required for debt service and other obligations or payments made for business acquisitions.

These non-GAAP financial measures are used by management in addition to and in conjunction with the results presented in accordance with GAAP.   These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures.  Non-GAAP financial measures provide an additional way of viewing aspects of our operation that, when viewed with our GAAP results and the accompanying reconciliations to the corresponding GAAP financial measures, provide an understanding of certain factors and trends relating to our business.   The Company strongly encourages investors to review our financial statements and publicly filed reports in their entirety and to not rely on any single financial measure.

*****End of Press Release*****

Measurement Specialties Inc.     •     1000 Lucas Way     •     Hampton, VA  23666     •     www.meas-spec.com